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                                                                     Exhibit 4.1
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
COMMON STOCK                                                                                                          COMMON STOCK
   NUMBER                                                                                                                SHARES

 SCH                                              [AMERICAN BANK NOTE COMPANY]

                                                        US SEARCH.com Inc.

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                        SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS
                                                                                                                  CUSIP  903404 10 1
   THIS CERTIFIES THAT




   IS THE RECORD HOLDER OF

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
                                                        US SEARCH.com Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
   Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
      Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                                                     [US SEARCH.com Inc. SEAL]
          /s/ Tomas C. Tovar                                                                     /s/ C. Nicholas Keating, Jr.
               SECRETARY                                                                                   PRESIDENT


                                                                                             COUNTERSIGNED AND REGISTERED:
                                                                                                  NORWEST BANK MINNESOTA, N.A.
                                                                                                       TRANSFER AGENT AND REGISTRAR
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                              US SEARCH.Com Inc.
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
        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  --  as tenants in common                                     UNIF GIFT MIN ACT --            Custodian
        TEN ENT  --  as tenants by the entireties                                                  ---------------------------------
        JT TEN   --  as joint tenants with right of                                                 (Cust)               (Minor)
                     survivorship and not as tenants                                               under Uniform Gifts to Minors
                     in common                                                                     Act
        COM PROP --  as community property                                                         ---------------------------------
                                                                                                                  (State)
                                                                              UNIF TRF MIN ACT --         Custodian (until age     )
                                                                                                   ---------------------------------
                                                                                                    (Cust)
                                                                                                             under Uniform Transfers
                                                                                                   ----------
                                                                                                    (Minor)
                                                                                                   to Minors Act
                                                                                                                 -------------------
                                                                                                                       (State)

                              Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                hereby sell, assign and transfer unto
                            ------------------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                                                                              Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------------

                                                 X
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                                                 X
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                                          NOTICE:  THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                                   UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                   ENLARGEMENT OR ANY CHANGE, WHATEVER.


Signature(s) Guaranteed




By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION (PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad 15.
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